SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): September 26, 2006 (August 4, 2006)

PTM PUBLICATIONS INCORPORATED
(Exact name of registrant as specified in its charter)

                                                                                  Nevada                                                                     0-52044                                                          20-3936186
(State or other jurisdiction of                                  (Commission File Number)                                      (I.R.S. Employer
incorporation or organization)                                                                                                                      Identification No.)

E-2-14 Block E, Plaza Damas
Jalan Hartamas 1, Sri Hartamas
Kuala Lumpur, Malaysia 50480
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(Address of principal executive offices)

603-6201-1125
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(Issuer telephone number)

(NONE)
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(Former Name, Address and Fiscal Year, If Changed Since Last Report)

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
Item 304 (a)(1) Dismissal of independent principal accountants:

(i)  On August 4, 2006, Registrant dismissed ACI Armando C. Ibarra Certified Public Accountants, A Professional Corporation, as its independent auditors after being advised that the firm would no longer be performing public company audits, as they were in the process of withdrawing from registration with the PCAOB.

(ii)  Since the appointment of ACI Armando C. Ibarra Certified Public Accountants on December 13, 2005, and all subsequent interim periods through the date of dismissal on August 4, 2006, ACI Armando C. Ibarra Certified Public Accountants’ reports on the financial statements of PTM Publications Incorporated (“Registrant”) did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles. The audit report for the period from inception on December 13, 2005 to the period ended February 28, 2006 was modified as to the uncertainty regarding Registrant’s ability to continue as a going concern because of it’s status as a development stage company and limited operations. The financial statements for the period ended February 28, 2006, did not include any adjustments that might have resulted from the outcome of this uncertainty.

(iii)   The decision to change principal accounting firms was unanimously approved by written consent of the Board of Directors of Registrant on August 4, 2006.

(iv)   From the date of appointment on December 13, 2005 through the date of this report, there were no disagreements with ACI Armando C. Ibarra Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to ACI Armando C. Ibarra Certified Public Accountants ' satisfaction, would have caused ACI Armando C. Ibarra Certified Public Accountants to make reference to the subject matter in connection with its reports and/or reviews of Registrant's consolidated financial statements during Registrant's most recent fiscal year or any interim period.

Item 304 (a)(2) Appointment of new independent principal accountants:

On August 4, 2006, Registrant's Board of Directors unanimously approved by written consent the appointment of Chang G. Park, CPA, Ph.D, 6474 University Avenue, San Diego, California, a PCAOB registered firm, as its new certifying principal accounting firm to audit Registrant’s financial statements.

Neither the issuer, nor anyone on its behalf consulted with the new accountant regarding:

(i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Registrant's financial statements. No written or oral advice was provided that was an important factor considered by Registrant in reaching a decision as to accounting, auditing or financial reporting issues; and

There were no matters that were the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of this Item, and, therefore, none were discussed with the new accountant.

3. Registrant has provided ACI Armando C. Ibarra Certified Public Accountants, as well as the new firm of Chang G. Park, CPA, Ph.D, with a copy of the disclosures it is making in response to this Item and has requested the former accountants provide a letter concurring with such statements to the Commission, a copy of which is attached hereto as Exhibit 16.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits:

Exhibit No.   Description

  16    Letter of former accountants

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                                                        PTM PUBLICATIONS INCORPORATED, Registrant

Dated: September 26, 2006                                                                                                                          /s/ Jasmin Bin Omar Jayaseelan
                                                                                                                                                                         By: Jasmin Bin Omar Jayaseelan, CEO, President, CEO, Principal
                                                                                                                                                                         Executive Officer and Chairman of the Board of Directors

Dated: September 26, 2006                                                                                                                          /s/ Cheryl Lim Phaik Suan
                                                                                                                                                                        By: Cheryl Lim Phaik Suan, Treasurer, CFO, Principal Accounting Officer and Director

Dated: September 26, 2006                                                                                                                          /s/ Jefferi Bin Omar Jayaseelan
                                                                                                                                                                        By: Jefferi Bin Omar Jayaseelan, Secretary and Director

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